                                                                    EXHIBIT 10.1



                                 336,200 SHARES
                      SERIES A CONVERTIBLE PREFERRED STOCK

                        BOLDER TECHNOLOGIES CORPORATION


                               PURCHASE AGREEMENT



                                                                 October 3, 1997


BT Alex. Brown Incorporated
One South Street
Baltimore, Maryland  21202

Ladies and Gentlemen:

         BOLDER Technologies Corporation, a Delaware corporation (the "Company"), confirms its agreement with BT Alex. Brown Incorporated (the "Initial Purchaser") with respect to the sale by the Company and the purchase by the Initial Purchaser of 336,200 shares of the Company's Series A Convertible Preferred Stock (the "Preferred Stock").

         The Preferred Stock is convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock"), at any time after 60 days following the latest date of the original issuance thereof, unless previously redeemed or repurchased, at a conversion price (the "Conversion Price") equal to $15.00 per share, subject to adjustment as described therein. The Common Stock issuable upon conversion of the Preferred Stock is sometimes hereinafter referred to as the "Underlying Stock."

         The Company understands that the Initial Purchaser proposes to make an offering of the Preferred Stock on the terms and in the manner set forth herein and agrees that the Initial Purchaser may resell, subject to the conditions set forth herein, all or a portion of the Preferred Stock to purchasers ("Subsequent Purchasers") at any time after the date of this Agreement. The Preferred Stock will be offered and sold through the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemption therefrom. Pursuant to the terms of the Preferred Stock, investors that acquire Preferred Stock may only resell or otherwise transfer such Preferred Stock if such Preferred Stock are hereafter registered under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemption afforded by Rule 144A ("Rule 144A") of the rules and regulations promulgated under the Securities Act by the Securities and Exchange Commission (the "Commission")).

         The Company has prepared and delivered to the Initial Purchaser copies of a preliminary offering memorandum dated July 23, 1997 (the "Preliminary Offering Memorandum"), and has prepared and will deliver to the Initial Purchaser, on the date hereof, copies of a final offering memorandum dated October 3, 1997 (the "Offering Memorandum"), setting forth information regarding the Company, the Preferred Stock and the Underlying Stock. Each of the Preliminary Offering Memorandum and the Offering Memorandum are to be used by the Initial Purchaser in connection with their solicitation of purchases of, or offering of, the Preferred Stock. "Offering Memorandum," unless stated to the contrary, means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement to such documents), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchaser in connection with their solicitation of purchasers of, or offering of, the Preferred Stock. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and sale of the Preferred Stock.

         Holders (including subsequent transferees) of the Preferred Stock will have the registration rights set forth in the Registration Rights Agreement (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed to file with the Commission a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") to cover public resales of the Underlying Stock by the Holders thereof. The Company has also agreed to file with the Commission a registration statement on Form S-3 to register the resale of the Preferred Stock.

         Capitalized terms used herein without definition have the respective meanings specified therefor in the Offering Memorandum. For purposes hereof, "Rules and Regulations" means the rules and regulations adopted by the Commission under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "stated," or described" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Exchange Act which is incorporated by reference in the Offering Memorandum. All references in this Agreement to information which is "required to be set forth in an amended or supplemented Offering Memorandum" shall be deemed to refer to information which would be subject to disclosure by the Company to Holders of the Preferred Stock pursuant to Rule 144A(d)(4) under the Securities Act.





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         Section 1.       Representations and Warranties.  The Company
represents and warrants to, and agrees with, the Initial Purchaser as of the date hereof, and as of the Closing Date, as follows:

                 (a) The Offering Memorandum, as of its date, together with each amendment or supplement thereto, as of its date, contains all the information that, if requested by a prospective purchaser, would be required to be provided pursuant to Rule 144A(d)(4) under the Securities Act. The Offering Memorandum does not, and at the Closing Date will not, and any amendment or supplement thereto, if any, as of its date, will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser specifically for use therein (the "Initial Purchaser's Information"). The parties acknowledge and agree that the Initial Purchaser's Information consists solely of the last paragraph at the bottom of the front cover page concerning the terms of the offering by the Initial Purchaser, the legend concerning overallotment and trading activities of the Initial Purchaser on the inside front cover page and the first, second and sixth paragraphs under the caption "Plan of Distribution" in the Offering Memorandum. The Company is subject to Sections 13 or 15(d) of the Exchange Act.

                 (b) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and corporate authority to own or lease its properties and conduct its business as described in the Offering Memorandum. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except where the failure to be so qualified or licensed would not have a material adverse effect on the condition, financial or otherwise, results of operations or business of the Company, taken as a whole (a "Material Adverse Effect"). The Company has no subsidiaries, corporate or otherwise.

                 (c) The information set forth under the caption "Capitalization" in the Offering Memorandum is true and correct. The Company is not a party to or bound by any instrument, agreement or other arrangement, including, but not limited to, any voting trust agreement, stockholders' agreement or other agreement or instrument, affecting the securities or rights or obligations of securityholders of the Company or providing for any of them to issue, sell, transfer or acquire any capital stock, rights, warrants, options or other securities of the Company, except for this Agreement and as set forth in the Offering Memorandum. The Preferred Stock and the Company's other capital stock conform in all material respects to all statements with respect thereto contained in the Offering Memorandum.





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                 (d)      All issued and outstanding shares of capital stock or
other securities evidencing equity ownership of the Company have been duly authorized and validly issued and are fully paid and non-assessable, as applicable; and none of such securities were issued in violation of the preemptive rights of any securityholder of the Company or similar contractual rights granted by the Company. The issuance of the Preferred Stock has been duly authorized and, when validly issued, delivered and paid for in the manner contemplated by this Agreement, will be duly authorized, validly issued, fully paid and non-assessable. The shares of Common Stock issuable upon conversion of the Preferred Stock will, upon such issuance, be duly authorized, validly issued, fully paid and non-assessable, and the Company has duly authorized and reserved for issuance upon conversion of the Preferred Stock the shares of Common Stock issuable upon such conversion. The Preferred Stock and the Underlying Stock are not and will not under existing agreements by which the Company is bound be subject to any preemptive or other similar rights of any securityholder of the Company; all corporate action required to be taken for the authorization, issuance and sale of the Preferred Stock and the Underlying Stock has been duly and validly taken; and the certificates representing the Preferred Stock and the Underlying Stock will be in due and proper form. Upon the issuance and delivery pursuant to the terms of this Agreement of the Preferred Stock to be sold by the Company hereunder and thereunder, the Initial Purchaser will acquire good and marketable title thereto free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

                 (e) The historical financial statements of the Company together with the related notes thereto incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum fairly present in all material respects the financial position, income, changes in stockholders' equity, cash flow and results of operations of the Company at the respective dates and for the respective periods to which they apply and such historical financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved. Except as described in the Offering Memorandum, there has been no material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, results of operations or business of the Company taken as a whole, whether or not arising in the ordinary course of business, since the date of the financial statements included in the Offering Memorandum and the outstanding debt, property, both tangible and intangible, and business of the Company conform in all material respects to the descriptions thereof contained in the Offering Memorandum. Financial information set forth in the Offering Memorandum under the headings "Offering Memorandum Summary - Summary Financial Data," "Capitalization" and "Selected Financial Data" and the information incorporated by reference in the Offering Memorandum under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" fairly present in all material respects, on the basis stated in the Offering Memorandum, the information set forth therein and have been derived from or compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum.





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                 (f)      Since the respective dates as of which information is
given in the Offering Memorandum, except as otherwise stated or contemplated therein, (i) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company, and (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                 (g) The Company has filed all tax returns required to be filed by it in any jurisdiction, other than those filings being contested in good faith, and has paid all federal, state, local and foreign taxes shown to be due on such returns or claimed to be due from such entities, other than those (i) currently payable without penalty or interest or (ii) being contested in good faith, in either case, for which the Company is liable, and has established adequate reserves in the Company's financial statements (in accordance with generally accepted accounting principles) for such taxes which are not due and payable.

                 (h) The Company maintains liability, casualty and other insurance (subject to customary deductions and retentions) with responsible insurance companies against such risk as is customary for companies engaged in similar businesses as the Company operates (which may include self-insurance in comparable form to that maintained by such responsible companies).

                 (i) There is no action, suit, proceeding, litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against, or involving the properties or businesses of, the Company which (i) questions the validity of the capital stock of the Company or of this Agreement or the Registration Rights Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement or the Registration Rights Agreement or (ii) would be reasonably likely to result in a Material Adverse Effect, except as set forth in the Offering Memorandum.

                 (j) The Company has full legal right, power and authority to authorize, issue, deliver and sell the Preferred Stock and the Underlying Stock upon conversion of the Preferred Stock, to enter into this Agreement and the Registration Rights Agreement and to consummate the transactions provided for in such agreements; and this Agreement has been duly and properly authorized, executed and delivered by the Company and, when the Company has duly executed and delivered the Registration Rights Agreement (assuming the due execution and delivery therein by the Initial Purchaser), this Agreement and the Registration Rights Agreement will each constitute a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by
(i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or





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



hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution contained in this Agreement may be limited by federal or state securities laws or the public policy relating thereto.

                 (k) None of the Company's issue and sale of the Preferred Stock and the Underlying Stock upon the conversion of the Preferred Stock, the execution or delivery of this Agreement and the Registration Rights Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein or the conduct by it of its businesses as described in the Offering Memorandum or any amendments or supplements thereto conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or results or will result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon any property or assets of the Company pursuant to the terms of, (i) the Certificate of Incorporation or by-laws of the Company, (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or other agreement or instrument to which the Company is a party or by which it is or may be bound or to which its properties or assets is or may be subject, or any indebtedness, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body, having jurisdiction over the Company or any of their respective activities or properties except, in the case of clauses (ii) and (iii), such defaults, impositions and violations that would not have a Material Adverse Effect.

                 (l) No consent, approval, authorization or order of, and no filing with, any court, arbitrator, regulatory body, government agency or other body, domestic or foreign, is required for the execution, delivery or performance of this Agreement, the Registration Rights Agreement (execution and delivery only) or the transactions contemplated hereby or thereby.

                 (m) The Company has no material contingent obligations which are not disclosed in the Company's financial statements which are included in the Offering Memorandum.

                 (n) Except as disclosed in the Offering Memorandum, the Company is not or with the giving of notice or lapse of time or both, will not be, in violation of or in default under its Certificate of Incorporation or by-laws or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default would have a Material Adverse Effect.





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                 (o)      Each approval, consent, order, authorization,
designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, or such additional steps as may be necessary to qualify the Securities for sale by the Initial Purchaser under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

                 (p) The Company holds all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of its businesses; and the Company has no knowledge that either the Company has infringed any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company taken as a whole. The Company knows of no material infringement by others of patents, patent rights, trade names, trademarks or copyrights owned by or licensed to the Company.

                 (q) The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                 (r) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (s) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.





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



                 (t) The Company believes that it is in material compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. Except as otherwise disclosed in the Offering Memorandum, there is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company. Except as otherwise disclosed in the Offering Memorandum, no representation question exists respecting the employees of the Company, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company. Except as disclosed in the Offering Memorandum, no material labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent.

                 (u) Neither the Company nor any of its affiliates has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Preferred Stock or otherwise.

                 (v) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property which are material to its business, in each case, except as disclosed in the Offering Memorandum, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects and other restrictions that would have a Material Adverse Effect.

                 (w) Arthur Andersen LLP, who have certified certain of the financial statements included as part of the Offering Memorandum, are independent certified public accountants of the Company as required by the Securities Act and the Rules and Regulations.

                 (x) The Preferred Stock satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act, and the Preferred Stock are eligible for trading in the Private Offerings, Resale and Trading through Automated Linkages ("PORTAL") market. The Company's Common Stock is listed on the Nasdaq Stock Market (National Market).

                 (y) Other than payments required or allowed by applicable law of the United States, neither the Company nor, to the knowledge of the Company, any officer, director or employee of the Company or any other person acting on behalf of the Company or for the benefit of the Company, has at any time during the last five years, (i) made any unlawful gift or contribution to any candidate for federal, state, local or foreign political office, or failed to disclose fully any such gift or contribution in violation of law, or (ii) made any payment to any federal, state, local or foreign governmental officer or official, which would be reasonably likely to subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign). The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

                 (z) The minute books of the Company have been made available to the Initial Purchaser, contain a complete summary of all meetings and actions of the directors and stockholders of the Company since the time of their respective incorporation and reflect all transactions referred to in such minutes accurately in all respects.

                 (aa) The Company has not been notified or is not otherwise aware that it is potentially liable, or is considered potentially liable, under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any similar law ("Environmental Laws"). To the best of the Company's knowledge, the Company is in substantial compliance with all applicable existing Environmental Laws, except for such instances of non-compliance which would not have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulation under or within the meaning of any other Environmental Law. To the best of the Company's knowledge, no disposal, release or discharge of "Hazardous Material" in material violation of applicable Environmental Laws has occurred on, in, at or about any of the facilities or properties of the Company.

                 (bb) Assuming the accuracy of the statements contained in Sections 2(b) and 2(c) hereof, neither the Company nor any affiliate (as such term is defined in Rule 501(b) under the Securities Act) of the Company has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act), which is or will be integrated with the sale of the Preferred Stock in a manner that would require the registration of the Preferred Stock under the Securities Act. The Company has not incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than as contemplated hereby.

                 (cc) None of the Company, any affiliate (as such term is defined in Rule 501 (b) under the Securities Act) of the Company and any other person acting on its or their behalf has engaged, in connection with the offering of the Preferred Stock, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

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         Section 2.       Sale to the Initial Purchaser.

                 (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to the Initial Purchaser and the Initial Purchaser agrees to purchase the Preferred Stock as set forth on Schedule A attached hereto.

                 (b) The Initial Purchaser has advised the Company that it is its intention, as promptly as it deems appropriate after the Company shall have furnished the Initial Purchaser with copies of the Offering Memorandum, to resell the Preferred Stock pursuant to the procedures and upon the terms set forth in the Offering Memorandum, including not to solicit any offer to buy or offer to sell the Preferred Stock by means of any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities
Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. The Initial Purchaser warrants and agrees with the Company that it has solicited and will solicit offers (the "Exempt Resales") for Preferred Stock only from, and will offer Preferred Stock only to, persons that it reasonably believes to be "Qualified Institutional Buyers" or "QIBs" in transactions that meet the requirements for an exemption from the registration requirements of the Securities Act under Rule 144A. The QIBs are referred to herein as "Eligible Purchasers." The Initial Purchaser represents and warrants that it is not a pension or welfare plan (as defined in Section 3 of ERISA) and is not acquiring the Preferred Stock on behalf of a pension or welfare plan. The Company acknowledges and agrees that the Initial Purchaser may sell Preferred Stock to any affiliate of the Initial Purchaser and any such affiliate may sell Preferred Stock purchased by it to the Initial Purchaser. The Initial Purchaser agrees that, prior to or simultaneously with the confirmation of sale by it to any Subsequent Purchaser of any of the Preferred Stock purchased from the Company pursuant hereto, the Initial Purchaser shall furnish to that Subsequent Purchaser a copy of the Offering Memorandum (and any amendment thereof or supplement thereto that the Company shall have furnished to the Initial Purchaser prior to the date of such confirmation of sale). In addition to the foregoing, the Initial Purchaser agrees and understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Sections 5(b) and (c) hereof, counsel to the Company and to the Initial Purchaser, respectively, may rely upon the accuracy and truth of the representations, warranties and covenants in this Section 2 and the Initial Purchaser hereby consent to such reliance.

                 (c) The Initial Purchaser hereby represents and warrants to, and agrees with, the Company that (i) it is a QIB within the meaning of Rule 144A under the Securities Act; (ii) no form of general solicitation or general advertising (within the meaning of Regulation D under the Securities
Act) has been or will be used by the Initial

Purchaser or any of its representatives in connection with the offer and sale of any of the Preferred Stock including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising except pursuant to a registered public offering as provided in the Registration Rights Agreement; and (iii) it will otherwise act in accordance with the terms and conditions set forth in this Agreement in connection with the placement of the Preferred Stock contemplated hereby.

         Section 3. Delivery of and Payment for the Preferred Stock. Delivery of, and payment for, the Preferred Stock shall be made at 9:30 a.m., Baltimore, Maryland time, on October 8, 1997, or at such other date or time, not later than ten full business days thereafter, as shall be agreed by the Initial Purchaser and the Company (such date and time being referred to herein as the "Closing Date"). Delivery of, and payment for, the Preferred Stock shall be made at the offices of BT Alex. Brown Incorporated, Baltimore, Maryland, or any such other place as shall be agreed by the Initial Purchaser and the Company. Payment shall be made to the Company by wire transfer of same day funds payable to the order of the Company, against delivery to the Initial Purchaser of certificates for the Preferred Stock to be purchased by it. The Company shall make the certificates for the Preferred Stock available for examination and packaging by the Initial Purchaser not later than 10:00 a.m. (Baltimore, Maryland time) on the last business day prior to the Closing Date at the offices of BT Alex. Brown Incorporated, Baltimore, Maryland.

         Section 4. Covenants and Agreements of the Company. The Company covenants and agrees with the Initial Purchaser as follows:

                 (a) The Company will furnish promptly to the Initial Purchaser and counsel for the Initial Purchaser, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (and of any amendments or supplements thereto) as may be reasonably requested; to furnish to the Initial Purchaser on the date hereof a copy of the independent accountants' report included by reference in the Offering Memorandum signed by the accountants rendering such report; and the Company hereby consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto, in connection with Exempt Resales of the Preferred Stock.

                 (b) The Company will notify the Initial Purchaser promptly, and confirm such advice in writing, of (x) any filing made by the Company of information relating to the offering of the Preferred Stock with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Preferred Stock by the Initial Purchaser as evidenced by a notice in writing from the Initial Purchaser to the Company, any material adverse changes or developments involving any material prospective change in the condition, financial or otherwise, results of operations or business of the Company taken as a whole, in or affecting the earnings, business affairs or business prospects of the Company which (i) make any statement of a material fact made in the Offering Memorandum false or misleading in any material respect or (ii) if not disclosed in the Offering Memorandum, would constitute a material omission therefrom. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of the Company, its counsel, the Initial Purchaser or counsel for the Initial Purchaser, to amend or supplement the Offering Memorandum in order that the Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchaser) so that, as so amended or supplemented, the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

                 (c) The Company agrees that if the delivery of the Offering Memorandum is required at any time in connection with the sale of the Preferred Stock and if at such time any events shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when the Offering Memorandum is delivered, not misleading, or if for any other reason it shall be necessary at such time to amend or supplement the Offering Memorandum in order to comply with any law, the Company will notify the Initial Purchaser immediately thereof, and to promptly prepare and furnish to the Initial Purchaser an amended Offering Memorandum or a supplement to the Offering Memorandum so that statements in the Offering Memorandum, as so amended or supplemented, will not, in light of the circumstances under which they were made when it is so delivered, be misleading, or so that the Offering Memorandum will comply with applicable law. The Initial Purchaser's delivery of any such amendment or supplement shall not constitute a waiver of any of the conditions set forth in
Section 5 hereof.

                 (d) The Company agrees to not amend or supplement the Offering Memorandum without the consent of the Initial Purchaser, which consent shall not be unreasonably withheld, and to promptly advise the Initial Purchaser when any document filed under the Exchange Act which is incorporated into the Offering Memorandum shall have been filed with the Commission.

                 (e) The Company agrees, during the five-year period following the Closing Date, to furnish to the Initial Purchaser all reports and other communications furnished to shareholders and copies of all reports, documents, information and financial statements filed with the Commission or any national securities exchange on which any class of securities of the Company shall be listed.

                 (f) The Company will use the proceeds from the sale of the Preferred Stock in the manner described in the Offering Memorandum.

                 (g) The Company will, in connection with the offering of the Preferred Stock, make its officers, employees, independent accountants and legal counsel reasonably available upon request by the Initial Purchaser.

                 (h) The Company will use its reasonable best efforts to do and perform all things required to be done and performed under this Agreement by it that are within its control prior to or after the Closing Date and to use reasonable efforts to satisfy all conditions precedent on its part to the delivery of the Preferred Stock.

                 (i) None of the Company, its affiliates (as defined in Rule 501(b) under the 1933 Act) or any person (other than the Initial Purchaser and their respective affiliates, as to whom the Company makes no representation) acting on its behalf will engage, in connection with the offering of the Preferred Stock, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act, nor will any person acting on its or their behalf, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Preferred Stock under the Securities Act.

                 (j) The Company will not, so long as the Preferred Stock are outstanding, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and will not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder.

                 (k) The Company agrees that no future offer and sale of debt securities of the Company of any class will be made if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer and sale would render invalid (for the purpose of (i) the sale of the Preferred Stock by the Company to the Initial Purchaser, (ii) the resale of the Preferred Stock by the Initial Purchaser to Subsequent Purchasers or (iii) the resale of the Preferred Stock by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by
Section 4(2) thereof or by Rule 144A.

                 (l) So long as any of the Preferred Stock or Common Stock issued upon the conversion of the Preferred Stock are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to and in compliance with Sections 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and prospective purchasers designated by such holders, from time to time of such restricted securities.

                 (m) The Company will comply with the provisions of the Registration Rights Agreement;

                 (n) The Company will maintain a transfer agent and, if necessary under the laws of the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for the Common Stock.

                 (o) The Company will use its reasonable efforts to permit the Preferred Stock to be designated as PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to the PORTAL market.

         Prior to the Closing Date, the Company shall have filed a Certificate of Designation with respect to the Preferred Stock that is in form and substance reasonably satisfactory to Piper & Marbury L.L.P.

         Section 5. Payment of Expenses. The Company hereby agrees to pay all of the expenses and fees incident to the performance of its obligations under this Agreement and the Registration Rights Agreement, including, regardless of whether any sale of the Preferred Stock to the Initial Purchaser is consummated: (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing (including mailing and handling charges), and delivery to the Initial Purchaser of each Preliminary Offering Memorandum and the Offering Memorandum and any amendments and supplements thereto, (iii) all costs and expenses incurred in connection with the reproduction of this Agreement, the Registration Rights Agreement and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Preferred Stock, (iv) the printing, issuance and delivery of the Preferred Stock, (v) costs and expenses of travel, food and lodging of Company personnel in connection with the "road show," information meetings and presentations,
(vi) fees and expenses of the transfer agent and registrar, (vii) all costs related to the qualification, if applicable, of the Preferred Stock and the shares of Common Stock issuable upon conversion of the Preferred Stock under state securities laws, (viii) any fees incurred in connection with the designation of the Preferred Stock as PORTAL securities in connection with the PORTAL market and designation of the Underlying Stock for quotation on the Nasdaq Stock Market (National Market), and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not specifically otherwise provided for in this Section. The Initial Purchaser shall pay its own costs and expenses, including costs and expenses of its counsel, any transfer taxes on Preferred Stock which it may sell and expenses incident to its sale of Preferred Stock.

         Section 6. Conditions of the Initial Purchaser's Obligations. The obligations of the Initial Purchaser hereunder are subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date as if they had been made on and as of the Closing Date; and the performance by the Company on and as of the Closing Date of its covenants and obligations hereunder and to the following further conditions:

                 (a) The Initial Purchaser shall not have advised the Company that the Offering Memorandum, or any supplement or amendment thereto, contains an untrue statement of fact which is material, or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements, in light of the circumstances under which they were made, not misleading. No order suspending the sale of the Preferred Stock in any jurisdiction shall have been issued on the Closing Date and no proceedings for that purpose shall have been instituted or shall be contemplated.

                 (b) At Closing Date, the Initial Purchaser shall have received the favorable opinion of Cooley Godward LLP, counsel to the Company, dated the Closing Date, addressed to the Initial Purchaser and in form and substance reasonably satisfactory to Piper & Marbury L.L.P., to the effect that:

                          (i)     The Company is a corporation validly existing
and in good standing under the laws of the State of Delaware.

                          (ii)    The Company has the full corporate power and
corporate authority to own, lease and operate its business as described in the Offering Memorandum.

                          (iii)   The outstanding shares of capital stock of
the Company have been duly and validly authorized and issued and are fully paid and non-assessable and to such counsel's knowledge were not issued in violation of any preemptive rights. The Preferred Stock has been duly authorized and, upon issuance and delivery against payment therefor, in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable.

                          (iv)    The shares of Common Stock initially issuable
upon conversion of the Preferred Stock (i) have been duly authorized and validly reserved for issuance upon such conversion, and such shares, when issued and delivered upon such conversion in the manner provided for by the Preferred Stock, will be validly issued, fully paid and non-assessable and (ii) will conform to the description thereof contained in the Offering Memorandum.

                          (v)     The Preferred Stock and the shares of Common
Stock issuable upon conversion of the Preferred Stock, to the best of such counsel's knowledge, are not subject to preemptive or other similar rights.

                          (vi)    There is no restriction upon the voting or
transfer of any capital stock of the Company pursuant to the Company's Certificate of Incorporation or by-laws, in each case as amended, or in any agreement or other instrument to which the Company is a party of which such counsel has knowledge except as described in the Offering Memorandum; and no holders of securities of the Company have rights to the registration thereof under any agreement known to such counsel except as described in the Registration Rights Agreement and the Offering Memorandum.

                          (vii)   This Agreement and the Registration Rights
Agreement have been duly authorized by all necessary corporate action on the part of the Company, and have been duly executed and delivered by the Company.

                          (viii)  Assuming the accuracy of the Company's
representations and warranties set forth in subparagraph (a) of Section 1, the accuracy of the Initial Purchaser's representations and warranties set forth in subparagraphs (b) and (c) of Section 2, and compliance with the procedures set forth in Section 7 hereof, and in reliance upon the acknowledgments, representations and agreements made, or deemed to be made, by each purchaser of Preferred Stock as set forth in the Offering Memorandum, the offer and sale of the Preferred Stock to the Initial Purchaser or the initial offer and resale of the Preferred Stock by the Initial Purchaser, in each case, in the manner contemplated by this Agreement and the Offering Memorandum are exempt from the registration requirements of the Securities Act it being understood that no opinion is expressed as to any subsequent resale of any such Preferred Stock.

                          (ix)    The Preferred Stock, the Common Stock
issuable upon the conversion of the Preferred Stock and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Offering Memorandum, and the form of certificate used to evidence the Preferred Stock is in due and proper form under Delaware law.

                          (x)     To the best of such counsel's knowledge, and
except as disclosed in the Offering Memorandum, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or threatened against the Company which would require disclosure in the Offering Memorandum.

                          (xi)    The information in the Offering Memorandum
under the caption "Description of Capital Stock" to the extent that it constitutes matters of law, summaries of legal matters, the Company's Certificate of Incorporation, bylaws or legal proceedings, or legal conclusions, fairly summarizes the matters referred to therein. To the best of such counsel's knowledge, there are no statutes or regulations that are required to be described in the Offering Memorandum that are not described as required.

                          (xii)   To the best of such counsel's knowledge,
there are no franchises, contracts, indentures, mortgages, loan or credit agreements, notes, leases or other instruments required to be described or referred to in the Offering Memorandum, other than those described or referred to therein.

                          (xiii)  To the best of such counsel's knowledge, no
authorization, consent, approval of or qualification with, any governmental authority to required for the performance by the Company of its obligations under this Agreement or the Registration Rights Agreement, except such as may be required under state or other blue sky laws in connection with the purchase and distribution of the Preferred Stock (as to which we express no opinion) by the Initial Purchaser and except such as have been made or obtained.

                          (xiv)   The Registration Rights Agreement is a legal,
valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (a) as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganizations, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at laws), (b) rights to indemnity and contribution thereunder may be limited by federal or state securities laws or the policies underlying such laws, and (c) subject to general equity principles and to limitations on the availability of equitable relief, including specific performance.

                          (xv)    The Company is not and will not become, as a
result of the consummation of the transactions contemplated by the offer and sale of the Preferred Stock, and application of the net proceeds therefrom as described in the Offering Memorandum, an "investment company" as such term is defined in the 1940 Act.

                 (c) On or prior to the Closing Date, the Initial Purchaser shall have received from Piper & Marbury L.L.P., counsel for the Initial Purchaser, such opinion or opinions with respect to the validity of the Preferred Stock, the Underlying Stock, the Offering Memorandum and other related matters as the Initial Purchaser may request and Piper & Marbury L.L.P. shall have received such papers and information as they request to enable it to pass upon such matters.

                 (d) Cooley Godward LLP shall state in the opinion letter contemplated by Section 6(b) that such counsel has participated in conferences with officers and other representatives of each of the Company and representatives of the independent public accountants for the Company and the Initial Purchaser, at which conferences the contents of the Offering Memorandum and related matters were discussed, and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum and have made no independent check or verification thereof, on the basis of the foregoing, no facts have come to the attention of such counsel which has lead them to believe that the Offering Memorandum, as of its date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, except that such counsel need express no opinion or belief with respect to the financial statements and related notes, the pro forma financial information and other financial, statistical or accounting data included the Offering Memorandum or excluded therefrom).

                 (e) At the Closing Date, the Initial Purchaser shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, in their capacities as such, dated the Closing Date, to the effect that each of such persons has carefully examined the Offering Memorandum, this Agreement and the Registration Rights Agreement, and that:

                          (i)     the representations and warranties of the
Company in this Agreement and the Registration Rights Agreement are true and correct, as if made on and as of the Closing Date, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement and the Registration Rights Agreement on its part to be performed or satisfied at or prior to the Closing Date;

                          (ii)    no stop order suspending the qualification or
exemption from qualification of the Preferred Stock shall have been issued and no proceedings for that purpose shall have been commenced or, to the knowledge of the Company, be contemplated;

                          (iii)   since the date of the most recent financial
statements included in the Offering Memorandum, there has been no material adverse change in the condition, financial or otherwise, results of operation or business of the Company, taken as a whole, except as set forth in the Offering Memorandum;

                          (iv)    none of the Offering Memorandum or any such
amendment or supplement includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                          (v)     subsequent to the respective dates as of
which information is given in the Offering Memorandum: (a) the Company has not incurred up to and including the Closing Date, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent, except as disclosed in the Offering Memorandum; (b) the Company has not paid or declared any dividends or other distributions on its capital stock;
(c) the Company has not entered into any material transactions not in the ordinary course of business, except as disclosed in the Offering Memorandum;
(d) there has not been any material change in the capital stock; (e) the

Company has not sustained any material loss or damage to its property or assets, whether or not insured; and (f) there is no litigation which is pending or to the best of the Company's knowledge threatened against the Company or any affiliated party of any of the foregoing which would be reasonably likely to have a Material Adverse Effect and which is required to be set forth in an amended or supplemented Offering Memorandum which has not been set forth.

                 (f) On or before the date hereof the Initial Purchaser shall have received a letter, dated such date, addressed to the Initial Purchaser and the Company in form and substance satisfactory in all respects to the Initial Purchaser and Piper & Marbury L.L.P., from Arthur Andersen LLP containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Offering Memorandum including the following:

                          (i)     confirming that they are independent
certified public accountants with respect to the Company within the meaning of the Securities Act and the Exchange Act and the applicable Rules and Regulations;

                          (ii)    stating that it is their opinion that the
consolidated financial statements of the Company included in the Offering Memorandum or incorporated by reference therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act; and

                          (iii)   stating that they have compared specific
dollar amounts, numbers of shares, percentages of revenues and earnings, statements and/or other financial information pertaining to the Company set forth in the Offering Memorandum in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures need not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement.

                 (g) At the Closing Date, the Initial Purchaser shall have received from Arthur Andersen LLP a letter, dated as of the Closing Date to the effect that they reaffirm that statements made in the letter furnished pursuant to subsection (f) of this Section 6, except that the specified date referred to shall be a date not more than five (5) days prior to the Closing Date to the further effect that they have carried out procedures as specified in clause
(iii) of subsection (f) of this Section 6 with respect to certain amounts, percentages and financial information as specified by the Initial Purchaser and deemed to be a part of the Offering Memorandum and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iii).

                 (h) At the Closing Date, Piper & Marbury L.L.P. shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Preferred Stock as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Preferred Stock and with respect to the shares of Common Stock issuable upon conversion of the Preferred Stock as herein contemplated shall be satisfactory in form and substance to the Initial Purchaser and Piper & Marbury L.L.P.

                 (i) The Preferred Stock shall have been approved by the National Association of Securities Dealers, Inc. for trading in the PORTAL market.

                 (j) Trading in the Common Stock shall not have been suspended by the Nasdaq Stock Market (National Market) at any time after October 2, 1997.

                 (k) Subsequent to the execution and delivery of this Agreement and until the Closing Date there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market (National Market) or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in securities of the Company on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Initial Purchaser, impracticable or inadvisable to proceed with the offering or the delivery of the Preferred Stock on the terms and in the manner contemplated in the Offering Memorandum.

                 (l) The Company and the Initial Purchaser shall have executed and delivered the Registration Rights Agreement on the Closing Date.

                 (m) If any event shall have occurred that requires the Company under Section 4(b) hereof to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchaser shall have been given a reasonable opportunity to comment thereon, and copies thereof delivered to the Initial Purchaser.

                 (n) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Securities Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchaser would materially impair the ability of the Initial Purchaser to purchase, hold or effect resales of the Preferred Stock as contemplated hereby.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Initial Purchaser.

         If any condition to the Initial Purchaser's obligations hereunder to be fulfilled prior to or at the Closing Date is not so fulfilled, the Initial Purchaser may terminate this Agreement upon notice to the Company, and such termination shall be without liability of any party to any other party or if the Initial Purchaser so elect, they may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

         Section 7.       Subsequent Offers and Resales of the Preferred Stock.

                 Each of the Initial Purchaser and the Company hereby establishes and agrees to observe the following procedures in connection with the offer and sale by the Initial Purchaser of the Preferred Stock.

                          (i)     Offers have been and will be, and sales of
the Preferred Stock will be, made by the Initial Purchaser only to institutional investors that are reasonably believed to qualify as Qualified Institutional Buyers pursuant to Rule 144A under the Securities Act.

                          (ii)    The Preferred Stock have been and will be
offered by the Initial Purchaser only by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act will be used in connection with the offering of the Preferred Stock. The Initial Purchaser agrees with respect to resales made in reliance upon Rule 144A, other than through the PORTAL Market of any of the Preferred Stock purchased from the Company hereunder, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Preferred Stock has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                          (iii)   In connection with the original distribution
of the Preferred Stock, the Company agrees that, prior to any offer or resale of the Preferred Stock by the Initial Purchaser, the Initial Purchaser and its counsel shall have the right to make reasonable inquiries into the business of the Company. The Company agrees to provide answers to each prospective Subsequent Purchaser of Preferred Stock who so requests information concerning the Company (to the extent such information is available or can be acquired and made available to prospective Subsequent Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law) and the terms and conditions of the offering of the Preferred Stock, as provided in the Offering Memorandum.

         Section 8.       Indemnification.

                 (a) The Company agrees to indemnify and hold harmless the Initial Purchaser (for purposes of this Section 8, "Initial Purchaser" shall include the officers, directors, partners and employees who control the Initial Purchaser ("controlling person") within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, suits and litigation in respect thereof), whatsoever, as the same are incurred, to which the Initial Purchaser or any such controlling person may become subject, under the Securities Act, the Exchange Act or any other statute or at common law or otherwise insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (as from time to time amended and supplemented) or (ii) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Memorandum or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or through the Initial Purchaser specifically for use in the preparation thereof. The indemnity agreement shall be in addition to any liability which the Company may have at common law or otherwise.

                 (b) The Initial Purchaser will indemnify and hold harmless the Company, each of its directors, each of its executive officers, each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company, or any such director, officer, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company, or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Initial Purchaser will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Preliminary Offering

Memorandum, the Offering Memorandum or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Initial Purchaser specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Initial Purchaser may otherwise have.

                 (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or
(iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

                 (d) If the indemnification provided for in this Section 8 is unavailable (other than by reason of the exceptions set forth in this Section 8) to or insufficient to hold harmless an indemnified party under
Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other from the offering of the Preferred Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Initial Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions received by the Initial Purchaser. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

       The Company and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) the Initial Purchaser shall not be required to contribute any amount in excess of the commissions applicable to the Preferred Stock purchased by the Initial Purchaser, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 (e) In any proceeding relating to the Preliminary Offering Memorandum, the Offering Memorandum or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court already having jurisdiction over the Company.

                 (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Initial Purchaser or any person controlling the Initial Purchaser, the Company, its directors or executive officers or any persons controlling the Company, (ii) acceptance of any Preferred Stock and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to the Initial Purchaser, to the Company, its directors or executive officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

         Section 9. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto shall be deemed to be representations, warranties and agreements at the Closing Date, and the agreements of the Company and the provisions with respect to the payment of expenses contained in Sections 5 and 10 and the respective indemnity agreements contained in Section 8 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchaser, the Company or any controlling person, and shall survive termination of this Agreement or the issuance and delivery of the Preferred Stock to the Initial Purchaser.

         Section 10.      Termination.

                 (a) Subject to subsection (b) of this Section 10, the Initial Purchaser shall have the right to terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date (i) if any domestic or international event or act or occurrence has disrupted, or in the Initial Purchaser' opinion will in the immediate future disrupt the financial markets;
(ii) if the United States shall have become involved in a war or major hostilities, or there shall have been an escalation in an existing war or major hostilities, or a national emergency shall have been declared in the United States; (iii) if the Company shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Initial Purchaser's opinion, make it inadvisable to proceed with the delivery of the Preferred Stock; or (iv) if there shall have been such a material adverse change in the general market, political or economic conditions in the United States or elsewhere, as in the Initial Purchaser's judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Preferred Stock.

                 (b) If this Agreement is terminated by the Initial Purchaser in accordance with the provisions of Section 10(a), such termination shall be without liability of any party to any other party provided that Sections 5 and 8 hereof shall survive such termination and remain in full force and effect.

         Section 11. Default by the Company. If the Company shall fail at the Closing Date to sell and deliver the number of Preferred Stock which it is obligated to sell hereunder on such date, then this Agreement shall terminate without any liability on the part of any non-defaulting party other than pursuant to Section 5, Section 8 and Section 10 hereof. No action taken pursuant to this Section 11 shall relieve the Company from liability, if any, in respect of such default.

         Section 12. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be given in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchaser shall be directed to BT Alex. Brown Incorporated, 1 South Street, Baltimore, Maryland 21202, Attention: General Counsel, with a copy to Piper & Marbury L.L.P.,
Attention: Stephen A. Riddick, Esq. Notices to the Company shall be directed to the Company at 4403 Table Mountain Drive, Golden, Colorado 80403, Attention:
Mr. Daniel S. Lankford, President and Chief Executive Officer, with a copy to Cooley Godward LLP, Attention: James H. Carroll, Esq.

         Section 13. Parties. This Agreement shall inure to the benefit of and shall be binding upon the Initial Purchaser and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors, heirs and legal representatives, and the controlling persons and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof is intended to be for the sole and exclusive benefit of the Initial Purchaser and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Preferred Stock from the Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

         Section 14. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME UNLESS OTHERWISE SPECIFIED.

         Section 15. Entire Agreement; Amendments. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing signed by the Initial Purchaser and the Company.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchaser and the Company in accordance with its terms.


                               Very truly yours,

                               BOLDER TECHNOLOGIES CORPORATION


                               By:  /s/ DANIEL S. LANKFORD
                                  ----------------------------------------------
                                        Daniel S. Lankford
                                        President and Chief Executive Officer

Confirmed and accepted as of
the date first above written.

BT ALEX. BROWN INCORPORATED


By:   /s/ DAVID M. GRAY
     --------------------------------
          David M. Gray
          Managing Director

                                   SCHEDULE A

                                                                    PURCHASE             PRICE TO
                     INITIAL PURCHASER                               PRICE                PUBLIC
                     -----------------                            -----------            --------

BT Alex. Brown Incorporated . . . . . . . . . . . . . .             $47.00*               $50.00

* The purchase indicated above reflects a 6% commission paid to the Initial Purchaser, which commission applied to $12,810,000.00 of the gross proceeds of this offering. Notwithstanding the foregoing, a 3% commission was paid to the Initial Purchaser with respect to $4,000,000.00 of the gross proceeds of this offering.